UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CACI INTERNATIONAL INC
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	1	Title of each class of securities to which transaction applies:
	2	Aggregate number of securities to which transaction applies:
	3	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4	Proposed maximum aggregate value of transaction:
	5	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1	Amount Previously Paid:
	2	Form, Schedule or Registration Statement No.:
	3	Filing Party:
	4	Date Filed:

Your Vote Counts!CACI INTERNATIONAL INC2025 Annual MeetingVote by October 15, 2025 11:59 PM ET. For shares held in a Plan, vote by October 12, 2025 11:59 PM ET.CACI INTERNATIONAL INCATTN. SHAWN QUARNBERG12021 SUNSET HILLS ROADRESTON, VA 20190V79033-P37720You invested in CACI INTERNATIONAL INC and it’s time to vote!You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on October 16, 2025.Get informed before you voteView the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 2, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone usersPoint your camera here and vote without entering a control numberVote Virtually at the Meeting*October 16, 20259:30 a.m. Eastern TimeVirtually at:www.virtualshareholdermeeting.com/CACI2025*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Lisa S. Disbrow	For
1b.	Susan M. Gordon	For
1c.	William L. Jews	For
1d.	Ryan D. McCarthy	For
1e.	John S. Mengucci	For
1f.	Scott C. Morrison	For
1g.	Philip O. Nolan	For
1h.	Debora A. Plunkett	For
1i.	Stanton D. Sloane	For
1j.	Charles L. Szews	For
2.	To approve on a non-binding, advisory basis the compensation of our named executive officers;	For
3.	To approve the CACI International Inc 2025 Incentive Compensation Plan; and	For
4.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V79034-P37720